Exhibit 10.7

PRIVATE PLACEMENT
SUBSCRIPTION AGREEMENT

Between:

SCRIPSAMERICA INC.

And:

THE UNDERSIGNED SUBSCRIBER

SCRIPSAMERICA INC.

843 Persimmon Lane
Langhorne PA 19047

SUBSCRIPTION AGREEMENT

PRIVATE PLACEMENT

To: ScripsAmerica Inc. (hereafter called the "Company" or the "Issuer"), a Delaware Corporation, with an address for notice and delivery at 843 Persimmon Lane, Langhorne PA 19047, United States.

(The "Subscriber") is purchasing common shares (the "Shares" and also called the "Securities"), having the terms outlined below. The Issuer offers, and the Subscriber accepts, the Securities on the terms and conditions hereafter set forth.

Based upon the hereafter terms, conditions, representations, warranties, and covenants given by each party to the other, the Subscriber hereto hereby irrevocably subscribes for and agrees to purchase Shares of the Company of an aggregate consideration provided below (the “Subscription Price") pursuant to Regulation D.

The Company, upon acceptance by the board of all or part of this subscription, agrees to issue the accepted amount of Securities, fully paid and non-assessable, as consideration for the Subscriber's subscription, and to refund any excess subscription monies of the Subscription Price of any non-accepted portion.

The Subscriber warrants that the Subscriber has truthfully and fully disclosed Subscriber's information in this subscription, upon which the Company relies (to its possible damage if the Subscriber declares falsely), and in particular has disclosed the Subscriber's proper jurisdiction.

The Subscriber warrants that the Subscriber is an accredited investor under Regulation D, or is subscribing for a value in Securities constituting an exempt investment under the laws of the Subscriber's domicile, or is subscribing pursuant to a qualifying offering memorandum and the terms thereof, or is otherwise an eligible investor under the laws of the Subscriber's domicile by virtue of his wealth, income, and investment knowledge and capacity or the Subscriber's domicile has no restrictions on its citizen's right to invest.

UNITED STATES ACCREDITED INVESTOR DECLARATIONS

Subscriber's Declarations as an "Accredited Investor". The undersigned Subscriber warrants and certifies that the Subscriber is an "Accredited Investor", as that term is defined in Regulation D promulgated under the United Slates Securities Act of 1933, as amended (the “U.S. Act"), by virtue of the Subscriber's qualification under one or more of the following categories (please check the appropriate box or boxes where applicable):

[X]	The Subscriber is a natural person whose individual net worth, or joint net worth with that person's spouse, exceeds U.S. $1,000,000.

[_]
The Subscriber is a natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with the Subscriber's spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

[_]
The Subscriber is a corporation, organization described in section 501(0)(3) of the United States Internal Revenue Code, Massachusetts, or similar business (rust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of U.S. $5,000,000.

[_]	The Subscriber is a trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person.

[_]	The Subscriber is a director or executive officer of the Company.

[_]	The Subscriber is a -private business development company" as that term is defined in section 202(a)(22) of the United States Investment Advisers Act of 1940.

[_]
The Subscriber is either: (a) a "bank" as defined in section 3(a)(2) of the U.S. Act, or a "savings and loan association or other institution" as defined in section 3(a)(5)(A) of the U.S. Act, whether acting in its individual or fiduciary capacity, or (b) a broker or dealer registered pursuant to section 15 of the United States Securities Exchange Act of 1934; or (c) an "insurance company" as defined in section 2(13) of the U.S. Act; or (d) an investment company registered under the United States Investment Company Act of 1940 or a "business development company" as defined in section 2(a)(48) of the United States Investment Company Act of 1940; or (e) a small business investment company licensed by the United States "Small Business Administration" under either of subsections 301(c) or (d) of the United States Small Business Investment Act of 1958; or (f) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of U.S. $5,000,000; or (g) an employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary as defined in section 3(21) of the United States Employee Retirement Income Security Act of1974 which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

[_]	The Subscriber is an entity in which all of the equity owners are accredited investors under one or more of the categories set forth hereinabove.

METHOD OF SUBSCRIPTION

A subscription shall be made by delivering to the Company or its agent a signed and hilly completed copy of this subscription agreement and the Subscription Price made to the order of' the Company.

The Company shall return to the Subscriber the. Subscription Price, or such amount as has not been accepted, as to such part of the subscription which the Company has not accepted,

INVESTMENT SUBSCRIPTION TERMS,, CORPORATE DISCLOSURE AND GENERAL INVESTOR ACKNOWLEDGMENTS AND WARRANTIES

1.  Description of the Shares.

The Shares offered have the terms set forth in Schedule "A" hereto and as set forth in this Subscription Agreement. In the event of any conflict the terms of the Share form shall predominate.

2.  Use of Funds of the Shares.

The Subscriber acknowledges that the funds to he raised from the Shares are to he employed for the business of the Issuer in accordance with management's discretion as to the best use of the same for the Issuer's business plans. The issuer reserves the right at any time to alter its business plans in accordance with management's appreciation of the market for the goods and services of the Issuer.

3.  Securities Issued at Different Prices and Characteristics.

The Subscriber acknowledges that the Company will issue its securities at different prices which may occur sequentially, from time-to-time, or at the same time. The Company will also issue offerings, which have warrants, or other benefits, attached and some offerings, which do not. Not all subscribers will receive securities including shares, common shares, or other share classes, of the Company at the same price, and such may be issued at vastly different prices to that of the Subscriber. For example, the Company has or will issue shares frequently referred to as 'founders shares' in a number of several millions and at nominal price or it may issue shares at nominal prices for developmental assets (which cannot be valued and so may be assigned a nominal value on the Company's books), or other circumstances considered advisable by the board of directors. Such issuance at different prices are made by the board in its judgment as to typical structuring for a company such as the Company, to incentivize, reward, and to provide a measure of developmental control to the thunders, to acquire assets or services which the board considers necessary or advisable for the Company's development and success, and other such considerations in the board's judgment. The Subscriber acknowledges these matters, understands that the Subscriber's investment is not necessarily the most advantageous investment in the Company, and authorizes the Board now and hereafter to use its judgment to make such issuances whether such issuances are at a lesser, equal or greater price than the Subscriber and whether such is prior to, concurrent with, or subsequent to the Subscriber's investment. The Undersigned acknowledges that the Undersigned has had disclosed to the Undersigned that the Company has issued securities at different prices and with different characteristics, the Undersigned has had the opportunity for full disclosure and questions in respect thereto, and the Undersigned accepts without equivocation the securities structure and pricing of the Company by subscription hereto.

4.  Subscriber's Acknowledgments.

    The Subscriber agrees and acknowledges that:

    (a)  Further Financings. The Company may issue further offers similar to the within which may bear higher or lower prices (as determined by the Company in accordance with its appreciation of market conditions). The Company may, and will, acquire debt and/or equity financings in the future required or advisable in the course of the Company's business development.

(b)  Withdrawal or Revocation. This Subscription Agreement is given for valuable consideration and shall not be withdrawn or revoked by the Subscriber once tendered to the Solicitors with the Subscription Price;

(c)  Agreement to be Bound. The Subscriber hereby specifically agrees to be bound by the terms of this Subscription Agreement as to all particulars hereof and hereby reaffirms the acknowledgments, representations, and powers set forth in this Subscription Agreement;

(d)  Reliance on Subscriber's Representations. The Subscriber understands that the Company will rely on the acknowledgments, representations, and covenants of the Subscriber herein in determining whether a sale of the Securities to the Subscriber is in compliance with applicable securities laws. The Subscriber warrants that all acknowledgments, representations and covenants are true and accurate;

(e)  Waiver of Preemptive Rights. The Subscriber hereby grants, conveys, and vests the President of the Company as the Subscriber's power of attorney solely for the purpose of waiving any prior or preemptive rights which the Subscriber may have to further issues of securities by the Company.

5.  Subscriber's Representations Warranties  and Understandings.

The Subscriber represents and warrants to the Company and understands that:

(a)  Principal. The Subscriber is purchasing the Securities as principal for his own account and not for the benefit of any other person except as otherwise stated herein, and not with a view to the resale or distribution of all or any of the Securities;

(b)  Decision to Purchase. The decision of the Subscriber to enter into this agreement and to purchase Securities pursuant hereto has been based only on the representations of this agreement and any collateral business plan or offering memorandum provided herewith or based upon the Subscriber's relationship with the foregoing stated person of the Company. It is not made on other information relating to the Company and not upon any oral representation as to fact or otherwise made by or on behalf of the Company or any other person. The Subscriber agrees that the Company assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any business plan information, which has been created based upon the Company's management experience.  In particular, and without limiting the generality of the foregoing, the decision to subscribe for Securities has not been influenced by:

(i)  Newspaper, magazine or other media articles or reports related to the Company or its business; or

(ii) Promotional literature or other materials used by the Company for sales or marketing purposes; or

(iii) Any representations, oral or otherwise, that the Company will become a listed company, that the Securities will be repurchased or have any guaranteed future realizable value, or that there is any certainty as to the success of the Company or liquidity or value of the Securities

(c) Economic Risk. The Subscriber has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of his investment in the Securities and the Subscriber is able to bear the economic risk of a total loss of the Subscriber's investment in the Securities:

(d) Speculative Investment. The Subscriber understands that an investment in the Securities is a speculative investment and that there is no guarantee of success of Management's plans. Management's plans are an effort to apply present knowledge and experience to project a future course of action which is hoped will result in financial success employing the Company's assets and with the present level of management's skills and of those whom the Company will need to attract (which cannot be assured). Additionally, all plans are capable of being frustrated by new or unrecognized or unappreciated present or future circumstances which can typically not be accurately, or at all, predicted.

(e) Status. The Subscriber is a U.S. person as defined under the United States Securities  Act of 1933, as amended (the "U.S. Act"), was offered the Securities in the United States (as that term is defined in the U.S, Act), and did execute or deliver this Agreement in the United States, If the Subscriber is a US person then such has been declared in this document by noting the Subscriber as having a US address below, completing the declarations at the commencement of this document (all of which are truly stated), and the Subscriber qualifies as an eligible investor (by virtue of having the requisite personal wealth and income and/or qualifying under other appropriate exemption) under the relevant state and Federal US laws;

(f) Address. The Subscriber is resident as set out on the last page of this Agreement as the "Subscriber's Address" and the address set forth on the last page of this Agreement is the true and correct address of the Subscriber;

(g) Risk  and Resale Restriction. The Subscriber is aware of the risks and other characteristics of the Securities and of the fact that the Subscriber will not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policy;

(h) Receipt of Information. The Subscriber acknowledges that, to his satisfaction:

(i) He has either had access to or has been furnished with sufficient information regarding the Company and the terms of this investment transaction to his satisfaction;

(ii) He has been provided the opportunity to ask questions concerning this investment transaction and the terms and conditions thereof and all such questions have been answered to his satisfaction; and

(iii) He has been given ready access to and an opportunity to review any information, oral or written, that he has requested, in particular to any offering memorandum or business plan of the Company, if available concurrent with or as a part of this subscription;

(i) No Prospectus filing.  The Subscriber acknowledges that this is an offering made on a private basis without a prospectus and that no federal, state, provincial or other agency has made any finding or determination as to the merits of the investment nor made any recommendation or endorsement of the Securities, and that:

(i) The Subscriber may be or is restricted from using most of the civil remedies available under the applicable securities act; and

(ii) The Company is relieved from certain obligations that would otherwise apply under the applicable securities act;

(j) Confidentiality. The Subscriber understands that the Company's business plan and this Agreement are confidential. The Subscriber has not distributed such, or divulged the contents thereof, to anyone other than such legal or financial advisors as the Subscriber has deemed desirable for purposes of evaluating an investment in the Securities and the Subscriber has not made any copies thereof except for his own records;

(k) Age of Majority.  The Subscriber, if an individual, has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant hereto;

(l) Authorization and Formation of Subscriber.  The Subscriber, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Securities and such entity has not been formed for the specific purpose of acquiring Securities in the Offering. If the Subscriber is one of the aforementioned entities, it hereby agrees that upon request of the Company it will supply the Company with any additional written information that may be requested by the Company;

(m) Legal Obligation. This Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

(n) Compliance With Applicable Laws. The Subscriber knows of no reason (and is sufficiently knowledgeable to determine the same or has sought legal advice) why the delivery of this Agreement, the acceptance of it by the Company and the issuance of the Securities to the Subscriber will not comply with all applicable laws of the Subscriber's jurisdiction of residence or domicile, and all other applicable laws, and the Subscriber has no reason to believe that the Subscriber's subscription hereby will cause the Company to become subject to or required to comply with any disclosure, prospectus or reporting requirements or to be subject to any civil or regulatory review or proceeding. The Subscriber will comply with all applicable securities laws and will assist the Company in all reasonable manner to comply with all applicable securities laws; and

(o) Encumbrance or Transfer of Securities. The Subscriber will not sell, assign, gift, pledge or encumber in any manner whatsoever the Securities herein subscribed without the prior written consent of the Company and in accordance with applicable securities laws.

The Subscriber agrees that the above representations and warranties of the Subscriber will be true and correct as of the execution of and acceptance of this Agreement and will survive the completion of the issuance of the Securities. The Subscriber understands that the Company will rely on the representations and warranties of the Subscriber herein in determining whether a sale of the Securities to the Subscriber is in compliance with law and the Subscriber warrants to indemnify and hold harmless the Company from all damages or claims resulting from any misrepresentation by the Subscriber.

6.  Material Changes.

The Subscriber undertakes to notify the Company immediately should there be any material change in the foregoing warranties and representations and provide the Company with the revised or corrected information. The Subscriber hereby agrees to indemnify and hold the Company and its affiliates harmless from and against any and all matters incurred on account of or arising out of:

(a) Any inaccuracy in the Subscriber's acknowledgments, representations or warranties set forth in this Agreement;

(b) The Subscriber's disposition of any of the Securities contrary to the Subscriber's acknowledgments, representations or warranties in this Agreement;

(c) Any suit or proceeding based upon a claim that said acknowledgments, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or its affiliates or the disposition of all or any part of the Subscriber's Securities; and

(d) The Subscriber's failure to fulfill any or all of the Subscriber's obligations herein.

7.  Address for Delivery.

Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by delivery (electronic or otherwise) or prepaid registered mail deposited in a post office in United States of America addressed to the Subscriber or the Company at the address specified in this Agreement. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the fifth day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.

8. Change of Address.

Either party may at any time or from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

9.  Severability and Construction.

Each Section, sub-section, paragraph, sub-paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation, that ruling shall not impair the operation of or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the parties and continue to be given full force and agreement as of the date upon which the ruling becomes final). The word "he" in this Agreement shall also mean she or it relative to the identity of the Subscriber.

10.  Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware and the laws of the USA applicable therein. Any dispute regarding matters as between the Subscriber and the Company, whether as a subscriber or shareholder and whether arising under this Agreement or pursuant to shareholder rights pursuant to the constating documents of the Company or applicable law, shall be adjudicated in Delaware unless the Company shall permit otherwise.

11. Survival of Representations and Warranties.

The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

12. Counterparts.

This Agreement may be signed by the parties hereto in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the execution date as set forth in this Agreement. This Agreement may be executed and exchanged by facsimile and such facsimile copies shall be valid and enforceable agreements.

13.  Entire Agreement.

This Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings. There are no collateral agreements or understandings hereto and this Agreement, and the documents contemplated herein, constitutes the totality of the parties' agreement. This Agreement may be amended or modified in any respect by written instrument only.

14.  Successors and Assigns.

The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Subscriber, the Company and their respective successors and lawfully permitted assigns, provided that, except as herein provided, this Agreement shall not be assignable by any party without the written consent of the other. The benefit and obligations of this Agreement, insofar as they extend to or affect the Subscriber, shall pass with any assignment or transfer of the Securities in accordance with the terms of this Agreement.

15. Effective Date.

This Agreement shall take effect upon the date of acceptance by the Company.

DATED this __ day of Aug, 2008.

(Name of Subscriber – please print)

By:
(Official Capacity or Title of a company)	(Subscriber’s Address)

Signature of Subscriber or Official	(Telephone Number)

(Please print name of individual whose signature appears above if different than the name of the Subscriber printed above)	(Facsimile Number)

Number of shares subscribed for
(a) $.50 per share for a total price of $

ACCEPTANCE BY THE COMPANY:

SCRIPSAMERICA INC. hereby accepts the above subscription by the Subscriber on this  __ day of September _____, 2008.

The CORPORATE SEAL OF	)
)
SCRIPSAMERICA INC.	)
)
the Company herein, was hereunto affixed	)
in the presence of:	)

)
Authorized Signatory	)

SCHEDULE A

Subscription price shall be $.50 USD per share

Funds shall be delivered via overnite delivery to

Robert Schneiderman
ScripsAmerica
843 Persimmon Lane
Langhorne PA 19047
215-741-7006